UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2021

NEXTNAV INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40985	87-0854654
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Blvd., 5th Floor

McLean, Virginia 22102

(800) 775-0982

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive  offices)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NN	Nasdaq Capital Market
Warrants, each to purchase one share of Common Stock	NNAVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Amendment No. 3 on Form 8-K/A amends the Current Report on Form 8-K of NextNav Inc. (“NextNav”), filed on October 28, 2021, as amended by Amendment No. 1 on October 28, 2021 and Amendment No. 2 on October 29, 2021 (collectively, the “Original Report”), in which NextNav reported, among other events, the completion of the Transactions (as defined in the Original Report).

             This Amendment is being filed solely for the purpose of including: (i) the unaudited condensed consolidated financial statements of NextNav Holdings, LLC (“Holdings”) for the three and nine months ended September 30, 2021, (ii) the related Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (iii) certain pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The unaudited condensed consolidated financial statements of Holdings for the three and nine months ended September 30, 2021 are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Holdings for the three and nine months ended September 30, 2021 are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

(b) Pro Forma Financial Information.

Certain unaudited pro forma condensed combined financial information is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

(d) Exhibits.

Exhibit	Description
99.1	Unaudited condensed consolidated financial statements of NextNav Holdings, LLC.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of NextNav Holdings, LLC.
99.3	Unaudited pro forma condensed combined financial information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2021

NEXTNAV INC.

By:	/s/ Ganesh Pattabiraman
	Name:	Ganesh Pattabiraman
	Title:	President and Chief Executive Officer

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